SUPPLEMENT TO THE PROSPECTUS
The date of this supplement is August 26, 2022.

For Certain MFS® Funds

Effective September 8, 2022, the third paragraph under the sub-section entitled "Valuation" under the main heading entitled "Other Information" is restated in its entirety as follows:
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund's investments to MFS pursuant to the fund's valuation policy and procedures approved by the Board of Trustees. The Board of Trustees has designated MFS as the "valuation designee" of the fund. As valuation designee, MFS will determine the fair value, in good faith, of securities and other instruments held by the fund for which market quotations are not readily available and, among other things, will assess and manage material risks associated with fair value determinations, select, apply and test fair value methodologies, and oversee and evaluate pricing services used in valuing the fund's investments. If MFS determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by MFS in accordance with the fair valuation policy and procedures adopted by MFS.

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